Exhibit 99.1

Conn’s Receivables Funding 2016-B, LLC

Asset Backed Fixed Rate Notes

Sample Contract Receivables Agreed-Upon Procedures

Report To:

Conn Appliances, Inc.

Conn Appliances Receivables Funding, LLC

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities Inc.

21 September 2016

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Conn Appliances, Inc.

Conn Appliances Receivables Funding, LLC

4055 Technology Forest Boulevard

The Woodland’s, Texas 77381

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, New York 10010

Deutsche Bank Securities Inc.

60 Wall Street, 3rd Floor

New York, New York 10005

Re:	Conn’s Receivables Funding 2016-B, LLC (the “Issuer”)
Asset Backed Fixed Rate Notes (the “Notes”)
Sample Contract Receivables Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist Conn Appliances Receivables Funding, LLC (the “Depositor”) in evaluating the accuracy of certain information with respect to a pool of retail installment sales contracts (the “Contract Receivables”) made to finance customer purchases of merchandise from Conn Appliances, Inc. (the “Sponsor”) relating to the Conn’s Receivables Funding 2016-B, LLC securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	Electronic data files:
i.	Labeled “CONN 2016-B_250 Loan Sample_4.30.2016.xlsx” (the “Initial Contract Receivable Listing Data File”) that the Sponsor, on behalf of the Depositor, indicated contains a list of account numbers, loan numbers and branch numbers (as concatenated, each a “Receivable ID”) corresponding to certain retail installment sales contracts (the “Identified Sample Contract Receivables”),
ii.	Labeled “04.30.16 Bank 239 Data Tape.xlsx” and the corresponding record layout and decode information (the “Initial Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to certain retail installment sales contracts (the “Initial Contract Receivables”) as of 30 April 2016 (the “Preliminary Cut-Off Date”) and
iii.	Labeled “8.31.16 Bank 270 Data Tape.xlsx” and the corresponding record layout and decode information (the “Preliminary Data File,” together with the Initial Contract Receivable Listing Data File and Initial Data File, the “Provided Data Files”) that the Sponsor, on behalf of the Depositor, indicated contains information on certain retail installment sales contracts (the “Preliminary Contract Receivables”) as of 31 August 2016 (the “Cut-Off Date”) that are expected to be representative of the Contract Receivables,
b.	Imaged copies of:
i.	The retail installment sale contract and cash option addendum, (as applicable and collectively, the “Contract”),
ii.	Certain printed screen shots and payment histories from the Sponsor’s servicing system (collectively, the “Preliminary Cut-Off Date System Screen Shots”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the Preliminary Cut-Off Date,
iii.	Certain printed screen shots and payment histories from the Sponsor’s servicing system (collectively, the “Cut-Off Date System Screen Shots” and together with the Preliminary Cut-Off Date System Screen Shots, the “System Screen Shots”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the Cut-Off Date, and
iv.	The borrower’s credit application, if applicable, (the “Credit Application,” together with the Contract and System Screen Shots, the “Source Documents”)

relating to the Sample Contract Receivables (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Initial Data File and Data File (as defined in Attachment A), which are listed on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Initial Data File, Preliminary Data File or Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Initial Contract Receivable Listing Data File, Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Identified Sample Contract Receivables, Initial Contract Receivables, Preliminary Contract Receivables or Contract Receivables (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by or on behalf of the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Contract Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Contract Receivables,
iii.	Whether the originator of the Contract Receivables complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Contract Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

21 September 2016

Attachment A Page 1 of 3

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 160 Identified Sample Contract Receivables from the Initial Contract Receivable Listing Data File (the “Initial Sample Contract Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Initial Sample Contract Receivables they instructed us to select from the Initial Contract Receivable Listing Data File.

For the purpose of the procedures described in this report, the 160 Initial Sample Contract Receivables are referred to as Sample Contract Receivable numbers 1 through 160.

2.	For each retail installment sales contract on the Initial Contract Receivable Listing Data File and Initial Data File, we compared the Receivable ID, as concatenated using information on the Initial Contract Receivable Listing Data File, to the corresponding Receivable ID, as concatenated using information on the Initial Data File, and noted that:
a.	115,634 of the Initial Contract Receivables included on the Initial Data File were not included on the Initial Contract Receivable Listing Data File and
b.	All of the Identified Sample Contract Receivables included on the Initial Contract Receivable Listing Data File were included on the Initial Data File.

3.	For each Initial Sample Contract Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Initial Data File, to the corresponding information located on the Source Documents, or to the corresponding information we recalculated using information located on the Source Documents or Initial Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

For the purpose of the procedures described in this Item 3., all references to the “System Screen Shots,” “Final Sample Contract Receivables,” “Data File” and “Cut-Off Date” in the notes to Exhibit 1 to Attachment A refer to the “Preliminary Cut-Off Date System Screen Shots,” “Initial Sample Contract Receivables,” “Initial Data File” and “Preliminary Cut-Off Date,” respectively.

4.	As instructed by the Sponsor, on behalf of the Depositor, we removed the Preliminary Contract Receivables from Preliminary Data File with a:
a.	Days past due value greater than “210,”
b.	Date of contract value before 30 November 2015,
c.	Current amount outstanding (net) value less than “0” or
d.	Current amount outstanding (gross) value less than or equal to “0,”

all as shown on the Preliminary Data File. The Preliminary Data File, as adjusted, is hereinafter referred to as the “Data File.” The Sponsor, on behalf of the Depositor, indicated that the remaining Preliminary Contract Receivables on the Data File are the Contract Receivables.

5.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 115 Contract Receivables from the Data File (the “Final Sample Contract Receivables,” together with the Initial Sample Contract Receivables, the “Sample Contract Receivables”) with an origination date after 30 April 2016, as shown on the Data File, that were not Initial Sample Contract Receivables. For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for the methodology they instructed us to use for the selection of the Final Sample Contract Receivables from the Data File.

Attachment A Page 2 of 3

For the purpose of the procedures described in this report, the 115 Final Sample Contract Receivables are referred to as Sample Contract Receivable numbers 161 through 275.

6.	For each Final Sample Contract Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on the Source Documents, or to the corresponding information we recalculated using information located on the Source Documents or Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

For the purpose of the procedures described in this Item 6., all references to the “System Screen Shots” in the notes to Exhibit 1 to Attachment A refer to the “Cut-Off Date System Screen Shots.”

7.	For each retail installment sales contract on the Data File and Initial Data File, we compared the Receivable ID, as concatenated using information on the Data File, to the corresponding Receivable ID, as concatenated using information on the Initial Data File, and noted that:
a.	8,406 of the Initial Contract Receivables included on the Initial Data File were not included on the Data File,
b.	155,495 of the Contract Receivables included on the Data File were not included on the Initial Data File (the “Removed Initial Contract Receivables”) and
c.	11 of the Removed Initial Contract Receivables were Initial Sample Contract Receivables.

Attachment A Page 3 of 3

8.	For the 149 Initial Sample Contract Receivables that were included on the Data File, the Sponsor, on behalf of the Depositor, instructed us to perform the following procedures:
a.	Compare the Sample Characteristics (except for the promotional program, contract term (months), remaining contract term (months), days past due, current amount outstanding (net), current amount outstanding (gross), current dealer’s insurance, current life insurance, current A/H insurance, current unemployment insurance and number of extensions Sample Characteristics (collectively, the “Current Sample Characteristics”), which the Sponsor, on behalf of the Depositor, instructed us not to compare due to the passage of time between the Preliminary Cut-Off Date and Cut-Off Date), as shown on the Initial Data File, to the corresponding information, as shown on the Data File. All such compared information was in agreement.

b.	Compare the Current Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on the Source Documents, or to the corresponding information we recalculated using information located on the Source Documents or Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

For the purpose of the procedure described in this Item 8.b., all references to the “System Screen Shots” and “Final Sample Contract Receivables” in the notes to Exhibit 1 to Attachment A refer to the “Cut-Off Date System Screen Shots” and “Initial Sample Contract Receivables,” respectively.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Source Document(s)	Note

Account number	System Screen Shots	i.
Loan number	System Screen Shots	i.
Branch number	Contract	i.
Date of contract	Contract
Original contract financed amount	Contract
APR	Contract
Monthly payment amount	Contract
State of origination of contract	Contract
Promotional program	Contract or System Screen Shots	ii.
Contract term (months)	Contract, System Screen Shots and recalculation	iii.
Remaining contract term (months)	System Screen Shots and recalculation	iv.
Next due date	(a) Contract, System Screen Shots and recalculation or (b) System Screen Shots	v.
Days past due	Recalculation	vi.
Current amount outstanding (net)	System Screen Shots and recalculation	vii.
Current amount outstanding (gross)	System Screen Shots
Original dealer’s insurance	System Screen Shots or Contract	viii.
Current dealer’s insurance	System Screen Shots
Original life insurance	System Screen Shots or Contract	viii.
Current life insurance	System Screen Shots
Original A/H insurance	System Screen Shots or Contract	viii.
Current A/H insurance	System Screen Shots
Original unemployment insurance	System Screen Shots or Contract	viii.
Current unemployment insurance	System Screen Shots
Number of extensions	System Screen Shots
Original FICO score	Credit Application	ix.

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the promotional program Sample Characteristic for each Final Sample Contract Receivable (except for Sample Contract Receivable numbers 6, 55 and 144), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

For the purpose of comparing the promotional program Sample Characteristic for Sample Contract Receivable numbers 6, 55 and 144, the Sponsor, on behalf of the Depositor, instructed us to use the System Screen Shots as the Source Document.

iii.	For the purpose of comparing the contract term (months) Sample Characteristic for each Final Sample Contract Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the contract term (months) by adding the:
a.	Contract term (months), as shown on the Contract, to
b.	Number of extensions, as shown on the System Screen Shots.

iv.	For the purpose of comparing the remaining contract term (months) Sample Characteristic for each Final Sample Contract Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining contract term (months) by:
a.	Dividing the:
(i)	Current amount outstanding (gross), as shown on the System Screen Shots, by
(ii)	The monthly payment amount, as shown on the Contract,

and

b.	Truncating the result obtained in a. above to a whole number.

v.	For the purpose of comparing the next due date Sample Characteristic for each Final Sample Contract Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the value on the Data File agreed with at least one of the:
a.	Later of the:
(i)	Payment due date, as indicated on the Contract, in the month following the month of the most recent payment due date prior to the Cut-Off Date, as shown on the System Screen Shots or
(ii)	Payment due date, as shown on the Contract or
b.	Next due date, as shown on the System Screen Shots.

vi.	For the purpose of comparing the days past due Sample Characteristic for each Final Sample Contract Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the days past due as the maximum of:
a.	The difference in days between the:
(i)	Cut-Off Date and
(ii)	Next due date, as shown on the Data File,

and

b.	Zero.

Exhibit 1 to Attachment A

Notes: (continued)

vii.	For the purpose of comparing the current amount outstanding (net) Sample Characteristic for each Final Sample Contract Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the current amount outstanding (net) by subtracting the:
a.	Unearned interest, as shown on the Data File, from
b.	Current amount outstanding (gross), as shown on the System Screen Shots.

viii.	For the purpose of comparing the original dealer’s insurance, original life insurance, original A/H insurance and original unemployment insurance Sample Characteristics for each Final Sample Contract Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the value on the Data File agreed with the corresponding information on at least one of the System Screen Shots or Contract. We performed no procedures to reconcile any differences that may exist between the Source Documents.

ix.	For Final Sample Contract Receivables with an original FICO score value of “0,” as shown on the Data File (the “Zero FICO Sample Contract Receivables”), we were instructed by the Sponsor, on behalf of the Depositor, not to perform any procedures on the original FICO score Sample Characteristic.

The Sponsor, on behalf of the Depositor, provided the below explanation as the reason the Zero FICO Sample Contract Receivables have an original FICO score value of “0,” as shown on the Data File. We performed no procedures to determine the accuracy, completeness or reasonableness of the information below that was provided by the Sponsor, on behalf of the Depositor.  In the paragraph below, all references to “we” refer to the Sponsor.

“We were able to determine that these specific accounts were either refinanced accounts, manually combined accounts or accounts where product has been replaced. In these situations there was no additional credit extended to the customer. The old accounts are closed and a new account established, however as there is no new credit being extended, the new account is not re-underwritten and no credit bureau report is pulled. The original FICO score from the closed account is not carried over.”

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, that are described in the notes above.